Exhibit 10.1


                          SECURITIES PURCHASE AGREEMENT

         SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of May 19, 2003, among SMARTSERV ONLINE, INC., a Delaware corporation (the "Company") and the investors listed on Exhibit A hereto, as the same may be hereafter amended, (collectively, the "Investors", and each, individually, an "Investor").

                                    RECITALS:
                                    ---------

         In consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

                                    ARTICLE I

                           PURCHASE AND SALE OF UNITS
                           --------------------------

         Section 1.1 Purchase and Sale. The Company hereby agrees to issue and sell to each Investor and, subject to all of the terms and conditions hereof and in reliance on the representations and warranties set forth or referred to herein, each Investor severally agrees to purchase such number of units (collectively, the "Purchased Units") as is equal to the result obtained when the aggregate purchase price (as to each Investor, the "Aggregate Purchase Price") being paid by each such Investor (as set forth opposite such Investor's name on Exhibit A hereto) is divided by the "Per Unit Purchase Price" (as such term is defined in Section 1.2 below), up to a maximum of 15 Purchased Units. Each Purchased Unit shall consist of a $100,000 convertible debenture (each a "Debenture", and collectively the "Debentures"), the form of which is attached hereto as Exhibit B, and a warrant (each a "Warrant", and collectively, the "Warrants") to purchase 200,000 shares of Common Stock, par value $0.01 per share, of the Company ("Common Stock"), the form of which is attached hereto as Exhibit C.

         Section 1.2 Purchase Price. The purchase price per Purchased Unit (the "Per Unit Purchase Price") is $100,000.

         Section 1.3 Closing. At such time as there are Investors purchasing 3.5 Purchased Units (the "First Investors"), there shall be a closing for the purchase and sale of such Purchased Units (the "First Closing") at the offices of Jenkens & Gilchrist Parker Chapin LLP, counsel to the Company, at such time and date as is mutually agreed upon by the Company and the First Investors, or at such other place as is mutually agreed upon by the Company and the First Investors. Subsequent to the First Closing, there shall be one or more subsequent closings for the purchase and sale of any additional Purchased Units (each a "Subsequent Closing"; and collectively with the First Closing, the "Closings") at the offices of Jenkens & Gilchrist Parker Chapin LLP at such time and date as is mutually agreed upon by the Company and the Investors purchasing Purchased Units at each Subsequent Closing (the "Subsequent Investors"), or at such other place as is mutually agreed upon by the Company and the Subsequent Investors. The date and time of the First Closing and each Subsequent Closing are referred to herein as the "First Closing Date" and the "Subsequent Closing Date", respectively.

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                  ---------------------------------------------

         The Company represents and warrants to the Investors as follows, which representations and warranties are true as of the date hereof and as of the First Closing Date and each Subsequent Closing Date:

         Section 2.1 Corporate Organization. The Company is a corporation duly incorporated, validly existing and subsisting under the laws of the State of Delaware. The Company has all requisite power and authority to own, operate and lease its properties and to conduct its business as currently conducted. The Company is duly qualified or licensed to do business and is in good standing in each jurisdiction in which its ownership or leasing of property or the conduct of its business requires such licensing or qualification, except to the extent that the failure to be so qualified or licensed would not have a Material Adverse Effect (as defined below). The Company has delivered to the Investors complete and correct copies of its Amended and Restated Certificate of Incorporation and By-laws, as in effect on the date hereof, copies of which are attached hereto as Exhibit D. As used in this Agreement, "Material Adverse Effect" means any event, circumstance or development which individually or in the aggregate could have a material adverse effect on the business, properties, operations, condition (financial or otherwise), assets, liabilities, tradability of the Common Stock (excluding a failure of the Company to meet the minimum stockholders' equity requirement contained in Rule 4310 of the Nasdaq Marketplace Rules based on the stockholders' equity reflected in the Company's Form 10-KSB for the fiscal year ended December 31, 2002), earnings or results of operations of the Company or on the transactions contemplated hereby.

         Section 2.2 Subsidiaries. Except as set forth in Schedule 2.2, the Company does not directly or indirectly own any equity or similar interest, or any interest convertible into or exchangeable or exercisable for any equity or similar interest, in any corporation, partnership, limited liability company, joint venture or other business association, entity or person.

         Section 2.3 Authorization. The Company has all requisite power and full legal right to execute and deliver this Agreement and the Ancillary Agreements, and to perform all of its obligations hereunder and thereunder in accordance with the respective terms hereof and thereof. This Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby have been duly approved and authorized by all requisite corporate action on the part of the Company, and this Agreement has been duly executed and delivered by the Company and constitutes, and each of the Ancillary Agreements, when executed and delivered by the Company at the Closings, will constitute, a legal, valid, and binding obligation of the Company, enforceable against it in accordance with its respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to the enforcement of creditors' rights and remedies or by other equitable principles of general application. The execution, delivery, and performance by the Company of this Agreement and the Ancillary Agreements in accordance with their respective terms, and the consummation by the Company of the transactions contemplated hereby or thereby, will not result (with or without the giving of notice or the lapse of time or both) in any conflict, violation, breach, or default, or the creation of any Lien, or the termination, acceleration, vesting, or modification of any right or obligation, under or in respect of (x) the Amended and Restated Certificate of Incorporation or By-laws of the Company, (y) any judgment, decree, order, statute, rule or regulation binding on or applicable to the Company, or (z) any agreement or instrument to which the Company is a party or by which it or any of its assets is or are bound.



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
         Section 2.4 Capitalization. (a) Immediately prior to the First Closing, not giving effect to the sale and purchase of the Purchased Units, the authorized and the outstanding capital stock of the Company (on a Fully Diluted Basis including all Derivative Securities) will be as set forth in Schedule 2.4. All such outstanding shares of capital stock will be duly authorized, validly issued, fully paid, and nonassessable, and will have been issued free and clear of Liens. Except as set forth in Schedule 2.4, no adjustment has previously been made (or should have been made) nor will any adjustment be required to be made as a result of the Company's issuance of the Purchased Units to the rate at which any shares of any class of the equity securities of the Company, subscriptions, options, warrants, calls, commitments or agreements or Derivative Securities of the Company are convertible into or exercisable for shares of Common Stock, Derivative Securities or shares of other equity securities of the Company (by reason of any "anti-dilution" provisions or agreements or otherwise).

                  (b) Except as set forth on Schedule 2.4, the Company does not have, is not bound by, and has no obligation to grant or enter into, any outstanding subscriptions, options, warrants, calls, commitments, or agreements of any character calling for it to issue, deliver, or sell, or cause to be issued, delivered, or sold, any shares of its capital stock, any other equity security, or any securities convertible into, exchangeable for, or representing the right to subscribe for, purchase, or otherwise acquire any shares of its capital stock or any other equity security.

                  (c) Except as set forth in Schedule 2.4, the Company (i) has no outstanding obligations, contractual or otherwise, to repurchase, redeem, or otherwise acquire any shares of capital stock or other equity securities of the Company, (ii) is not a party to or bound by any agreement or instrument relating to the voting of any of its securities, and (iii) is not a party to or bound by any agreement or instrument under which any person has the right to require it to effect, or to include any securities held by such person in, any registration under the Securities Act (as defined in Section 2.7).

                  (d) All of the Purchased Units have been offered and at the Closings will be issued and sold, in compliance with (i) all applicable preemptive or similar rights of all persons, and (ii) assuming the truthfulness and accuracy of the representations made by the Investors in Section 3 hereof, all applicable provisions of the Securities Act and the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder and other applicable securities laws and regulations.

                  (e) The Purchased Units (which, for purposes of this Section 2.4(e) shall be deemed to include all shares of Common Stock issuable upon conversion of the Debentures and all shares of Common Stock issuable upon exercise of the Warrants) shall, upon issuance pursuant to the terms hereof and/or the terms of the Debentures, as the case may be, be duly authorized and validly issued, fully paid and non-assessable and free and clear of any Lien, security interest, option or other charge or encumbrance and free of all preemptive and other third party rights.

         Section 2.5 Financial Statements. The Company has previously delivered to the Investors, or made the Investors aware of how to obtain, complete and correct copies of its audited balance sheets, statements of income and statements of cash flows as of and for the fiscal years ended December 31, 2002, 2001 and 2000. All such financial statements were prepared from the books and records of the Company, in conformity with GAAP applied on a consistent basis, are complete and correct, contain provisions for all significant accruals or contingencies and fairly and accurately present the financial position of the Company as of the respective dates thereof and the results of operations and cash flows of the Company for the periods shown therein. No event has occurred and nothing has come to the attention of the Company since the date of the Balance Sheet (as defined below) that would indicate that such financial statements are not true and correct as of the date hereof.

         Section 2.6 No Undisclosed or Contingent Liabilities. Except as set forth in Schedule 2.6, the Company has no liabilities or obligations of any nature (whether absolute, accrued, contingent or otherwise and whether due or to become due) which are not fully reflected or reserved against on the balance sheet as of December 31, 2002 (including the footnotes and schedules thereto, the "Balance Sheet") in accordance with GAAP, except for liabilities and obligations incurred in the ordinary course of business and consistent with past practice since the date thereof.

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

         Section 2.7 SEC Documents. The Company has delivered to the Investors, or made the Investors aware of how to obtain, true and complete copies of all documents filed by the Company with the Securities and Exchange Commission (the "SEC") (such documents, the "SEC Documents"). The SEC Documents comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be, and rules and regulations of the SEC promulgated thereunder and none of the SEC Documents contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. The Company has effected all filings required by the Securities Act, Exchange Act and the rules and regulations promulgated by the SEC thereunder and has made all such filings on a timely basis within the last 12 months, except as set forth in Schedule 2.7.

         Section 2.8 Absence of Certain Changes. Except as set forth on Schedule
2.8 or otherwise disclosed in the SEC Documents, since the date of the Balance Sheet, the Company has conducted its business only in the ordinary course and consistent with past practice, and has not:

                  (a) suffered any Material Adverse Effect;

                  (b) materially increased, or experienced any change in any assumptions underlying or methods of calculating, any bad debt, contingency or other reserves;

                  (c) paid, discharged or satisfied any claims, liabilities or obligations (absolute, accrued, contingent or otherwise) other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice of liabilities and obligations reflected or reserved against in the Balance Sheet or incurred in the ordinary course of business and consistent with past practice since the date of the Balance Sheet;

                  (d) permitted or allowed any of its assets to be subjected to any Lien of any kind;

                  (e) incurred any indebtedness not in the ordinary course of business or executed any guarantees on behalf of any person;

                  (f) canceled any material debts or waived any claims or rights of substantial value;

                  (g) sold, transferred or otherwise disposed of any of its properties or assets, except in the ordinary course of business and consistent with past practice;

                  (h) granted any general increase in the compensation of employees (including any such increase pursuant to any bonus, pension, profit sharing or other plan or commitment), other than such increases as are consistent with the Company's past practice or required by agreement or understanding disclosed to the Investors; or experienced any material loss of personnel of the Company, material change in the terms and conditions of the employment of the Company's key personnel, loss of any of the five most highly compensated employees of the Company or entered into any written employment agreement with any Company employee;

                  (i) made any capital expenditure or commitment for additions to its property, equipment or intangible capital assets other than in the ordinary course of business and consistent with past practice;

                  (j) made any change in any method of accounting or accounting practice, changed accountants or auditors or failed to maintain its books, accounts and records in the ordinary course of business and consistent with past practice;

                  (k) failed to maintain any material properties or equipment in good operating condition and repair, ordinary wear and tear excepted;

                  (l) entered into any transaction or made or entered into any material contract or commitment, except in the ordinary course of business and consistent with past practice, or terminated or amended any material contract or commitment;

                  (m) declared, paid or set aside for payment any dividend or other distribution in respect of its capital stock or redeemed, purchased or otherwise acquired, directly or indirectly, any shares of its capital stock or other securities;

                  (n) amended its Amended and Restated Certificate of Incorporation or By-laws;

                  (o) taken, suffered, or permitted any action which would render untrue any of the representations or warranties of the Company herein contained, and not omitted to take any action, the omission of which would render untrue any such representation or warranty; or

                  (p) agreed in writing or otherwise committed to take actions in furtherance of, or otherwise taken, any action with respect to any of the matters described in this Section 2.8.

         Section 2.9 No Violation. Neither the execution and delivery of this Agreement or any of the Ancillary Agreements by the Company nor the performance by the Company of its obligations hereunder or thereunder will: (i) conflict with or result in any breach of any provision of its Amended and Restated Certificate of Incorporation or By-laws, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default or give rise to any Lien on the Company's properties or assets or any right of termination, cancellation or acceleration under any of the terms or conditions of any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which the Company is a party or by which it or any of its material properties or assets may be bound, or require the consent of any person, (iii) violate any statute, law, rule, regulation, writ, injunction, judgment, order or decree of any court, administrative agency or governmental authority binding on the Company or any of its properties or assets, or (iv) violate any provision (including those requiring the furnishing of notice prior to the taking of specific actions) of the Nasdaq Marketplace Rules (or the rules of any other marketplace on which the Common Stock of the Company is listed or quoted).

         Section 2.10 Compliance with Applicable Law. The Company is currently in compliance with all applicable laws (whether statutory or otherwise), rules, regulations, orders, ordinances, judgments, decrees, writs, requirements and injunctions of all governmental authorities, agencies, courts, and administrative tribunals, except for such noncompliance that, individually and in the aggregate, would not have a Material Adverse Effect. The Company has not received any notice or request for information from any federal, state, or local governmental authority (i) that the Company has been identified by the Environmental Protection Agency or any state environmental regulatory authority as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B, or under any equivalent state law; or (ii) that it is or may be in violation of any Environmental Laws or is or will or may be a named party to any claim, action, cause of action, complaint or legal or administrative proceeding arising out of any third party's incurrence of Damages in connection with any environmental matters.

         Section 2.11 Licenses and Permits. The Company has and maintains all licenses, permits and other authorizations from all governmental authorities as are necessary for the conduct of its business as presently conducted or in connection with the ownership or use of its properties, except for licenses, permits and other authorizations that the failure to obtain or maintain in effect, either singly or in the aggregate, has not had and could not reasonably be expected to have a Material Adverse Effect.

         Section 2.12 Governmental Consents. Except for the filing of any forms required under the federal securities laws (including any registration statement under the Securities Act required to be filed by the Company under the Registration Rights Agreement) and any filings required under state "blue sky" laws, no consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority is required to be made or obtained by the Company in connection with the execution and delivery of this Agreement or any of the Ancillary Agreements by the Company or the performance by the Company of its obligations hereunder and thereunder, or the continued conduct by the Company of its present business after the Closings.

         Section 2.13 Taxes. Except as set forth in Schedule 2.13, the Company has filed all Tax (as hereinafter defined) reports and returns that it was required to file. All such reports and returns were correct and complete in all material respects. All Taxes owed by the Company (whether or not shown on any report or return) have been paid or, if not yet due, appropriate accruals therefor as required under GAAP have been made on the Company's financial records and on the financial statements described in Section 2.5. No claim has been made by a taxing authority in a jurisdiction where the Company does not pay Tax or file tax returns that the Company is or may be subject to Taxes assessed by such jurisdiction. There are no Liens for Taxes (other than current Taxes not yet due and payable) on the assets of the Company. There is no action, suit, investigation, liability, taxing authority proceeding, or audit with respect to any Tax now in progress, pending or, to the Company's knowledge, threatened, against or with respect to the Company, whether in respect of any Tax reports and returns that were not filed in a timely manner or for any other reason. No deficiency or proposed adjustment in respect of Taxes that has not been settled or otherwise resolved has been asserted or assessed by any taxing authority against the Company which is not accrued on the Balance Sheet. The Company has not consented to extend the time in which any Tax may be assessed or collected by any taxing authority. As used in this Section 2.13, the terms "Taxes" and "Tax" mean all federal, state, local and foreign taxes, including, without limitation, income, unemployment, withholding, payroll, social security, real property, personal property, excise, sales, use and franchise taxes, levies, assessments, duties, licenses and registration fees and charges of any nature whatsoever, including interest, penalties and additions with respect thereto and any interest in respect of such additions and penalties.

         Section 2.14 Litigation. Except as set forth in Schedule 2.14 or in the Company's annual report on Form 10-KSB for the fiscal year ended December 31, 2002, there is no action, suit or proceeding pending or, to the knowledge of the Company, threatened against the Company, before any court or arbitrator or any governmental body, agency or official in which there is a reasonable likelihood of a decision which could have a Material Adverse Effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company or which challenges the validity of this Agreement or any Ancillary Agreement.

         Section 2.15 Title to Properties. The Company does not own any real property. Except as set forth on Schedule 2.15, the Company has title to all of its properties and assets free and clear of all Liens, charges and encumbrances, except Liens for taxes not yet due and payable and such Liens or other imperfections of title, if any, that do not materially detract from the value of or interfere with the present use of the property affected thereby. There is no existing default or event of default (or event which with notice or lapse of time, or both, would constitute a default) by the Company under any lease pursuant to which the Company leases real or personal property.

         Section 2.16 Contracts and Commitments. Except as set forth in Schedule 2.16, the Company is not a party or subject to or bound by (whether written or oral), nor has it committed to enter into in the future:

                  (a) any agreement, which, in the future, would lead to (i) an acquisition, merger or similar transaction with respect to the Company, or (ii) a debt or equity financing for the Company (other than this Agreement and the Ancillary Agreements);

                  (b) any agreement requiring it to purchase all or substantially all of its requirements for a particular product or service from a particular supplier or suppliers, or requiring it to supply all of a particular customer's or customers' requirements for a certain service or product;

                  (c) any agreement with any current or former Affiliate, officer or director of the Company, or with any person in which any such Affiliate has an interest; and

                  (d) any agreement with any domestic or foreign government or agency or executive office thereof or any subcontract between it and any third party relating to a contract between such third party and any domestic or foreign government or agency or executive office thereof.

         Section 2.17 Intellectual Property. (a) All patents, patent applications, trademarks, trade names, service marks, logos and copyrights and other intellectual property used in or material to the Company's business as now being conducted or as proposed to be conducted (collectively, and together with any technology, know-how, trade secrets, processes, formulas, and techniques used in or material to the Company's business, "Proprietary Information") are either owned or licensed by the Company.

                  (b) To the Company's knowledge, none of the Proprietary Information is being infringed by others, or is subject to any outstanding order, decree, judgment, or stipulation. No litigation (or other proceedings in or before any court or other governmental, adjudicatory, arbitral, or administrative body) relating to the Proprietary Information is pending or, to the Company's knowledge, threatened, nor, to the Company's knowledge, is there any basis for any such litigation or proceeding.

                  (c) To the Company's knowledge, it is not infringing on or making unlawful use of any intellectual property or any proprietary or confidential information of any Person. No litigation (or other proceedings in or before any court or other governmental, adjudicatory, arbitral, or administrative body) charging the Company with infringement or unlawful use of any patent, trademark, copyright, or other proprietary right is pending or, to the Company's knowledge, threatened; nor, to the Company's knowledge, is there any basis for any such litigation or proceeding.

         Section 2.18 Insurance. Except as set forth on Schedule 2.18, the Company maintains policies of insurance with, to the knowledge of the Company, financially sound and reputable insurance companies, funds, or underwriters, which are of the kinds and which cover such risks, and are in such amounts and with such deductibles and exclusions, as are consistent with prudent business practice for similarly situated businesses in the Company's business. Except as set forth on Schedule 2.18, all such policies are in full force and effect, are sufficient for compliance in all respects by the Company with all requirements of law and of all agreements to which it is a party and will not terminate or lapse or otherwise be affected in any way by reason of the transactions contemplated hereby.



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

         Section 2.19 Investment Company. The Company is not an "investment company" as such term is defined in the Investment Company Act of 1940, as amended, and will not be an investment company under such Act upon consummation of the transactions contemplated hereby or after giving effect to the use of proceeds from the purchase of the Purchased Units.

         Section 2.20 Securities Laws. The offer, sale and issuance of the Purchased Units without registration (assuming the accuracy of the representations and warranties made by the Investors in Section 3.1 hereof) will not violate the Securities Act, or any applicable state securities or "blue sky" laws or other applicable laws. None of the Company, its affiliates or any person acting on its behalf has engaged in any form of general solicitation or advertising (as defined in Rule 502(c) of the Securities Act) or engaged in any action that would require the registration under the Securities Act of the offering and sale of the Purchased Units pursuant to this Agreement.

         Section 2.21 Investment Banking; Brokerage. Except as set forth on
Schedule 2.21, there are no claims for investment banking fees, brokerage commissions, finder's fees or similar compensation (exclusive of professional fees to attorneys and accountants) in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Company or any of its Affiliates.

         Section 2.22 Labor Relations. There is no charge pending or, to the Company's knowledge, threatened, against or with respect to the Company before any court or agency and alleging unlawful discrimination in employment practices, and there is no charge of or proceeding with regard to any unfair labor practice against the Company pending before the National Labor Relations Board. There is no labor strike, dispute, slow-down, or work stoppage pending or, to the Company's knowledge, threatened against or involving the Company. None of the employees of the Company is covered by any collective bargaining agreement, and no such collective bargaining agreement is currently being negotiated. No one has petitioned and, to the Company's knowledge, no one is now petitioning, for union representation of any employees of the Company. The Company believes its relationships with its employees is satisfactory.

         Section 2.23 Disclosure. The Company confirms that neither it nor, to its knowledge, any other person acting on its behalf has provided any of the Investors or their agents or counsel with any information that constitutes or might constitute material, nonpublic information. The Company understands and confirms that the Investors may rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Investors regarding the Company, its business and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Investor makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.

         Section 2.24 Internal Accounting Controls. Except as set forth in
Schedule 2.24, the Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. There are no disagreements of any kind presently


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existing, or reasonably anticipated by the Company to arise, between the accountants and lawyers formerly or presently employed by the Company that could reasonably be expected to delay the filing or processing of a registration statement with the SEC. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Form 10-KSB or 10-QSB, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of a date within 90 days prior to the filing date of the Form 10-KSB for the year ended December 31, 2002 (such date, the "Evaluation Date"). The Company presented in the Form 10-KSB for the year ended December 31, 2002 the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-B under the Exchange Act) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls.



                                   ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE INVESTORS
                 -----------------------------------------------

         Section 3.1 Representations and Warranties. Each Investor represents severally as to himself only that (each of which representations and warranties are true as of the date hereof and as of the Closing (either the First Closing or any Subsequent Closing) in which such Investor participates):

                  (a) He has all requisite power and full legal right to execute and deliver this Agreement and the Ancillary Agreements to which he is a party and to carry out his obligations hereunder and thereunder. The execution and delivery of this Agreement and the Ancillary Agreements to which he is a party and the performance by him of his obligations hereunder and thereunder, have been duly authorized by him, and no other proceeding therefor on his part is required. This Agreement and each of the Ancillary Agreements to which he is a party have been duly executed and delivered by him and constitute his valid and binding obligations, enforceable against him in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to the enforcement of creditors' rights and remedies or by other equitable principles of general application.

                  (b) He is purchasing the Purchased Units for his own account for investment only and not with a present view to the distribution thereof.

                  (c) He has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment contemplated by this Agreement and making an informed investment decision with respect thereto.

                  (d) He is an "accredited investor" as such term is defined in Rule 501 under the Securities Act, and that he has truthfully filled out the questionnaire attached hereto as Exhibit E. Such Investor understands that the Company is relying on the information contained in such questionnaire.

                  (e) He has had the opportunity to ask questions and receive answers concerning the terms and conditions of the offering of securities purchased hereunder, as well as the opportunity to obtain additional information necessary to verify the accuracy of information furnished in connection with such offering that the Company possesses or can acquire without unreasonable effort or expense.

                  (f) He understands that the Purchased Units have not been registered under the Securities Act or any state securities laws, and may not be transferred unless subsequently registered thereunder or pursuant to an exemption from registration, and that a legend indicating such restrictions will be placed on the certificates representing the Warrants and the Debentures.

                  (g) There are no claims for investment banking fees, brokerage commissions, finder's fees or similar compensation (other than professional fees to attorneys and accountants) in connection with the transactions contemplated by this Agreement or any of the Ancillary Agreements based on any arrangement or agreement made by or on behalf of him.

                  (h) Neither the execution and delivery of this Agreement or any of the Ancillary Agreements by him nor the performance by him of his obligations hereunder or thereunder will: (i) constitute (with or without due notice or lapse of time or both) a default or give rise to any lien or encumbrance on any of his material properties or assets or any right of termination, cancellation or acceleration under any of the terms or conditions of any material note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which he is a party or by which he or any of his material properties or assets may be bound, or (ii) to his knowledge violate any statute, law, rule, regulation, writ, injunction, judgment, order or decree of any court, administrative agency or governmental authority binding on him or any of his material properties or assets.

                  (i) Except for filings required under federal or state securities laws, to his knowledge, no consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority is required to be made or obtained by him in connection with the execution and delivery of this Agreement or any of the Ancillary Agreements by him, or the performance by him of his obligations hereunder and thereunder.

                  (j) There are no claims, actions, suits, proceedings, investigations or inquiries pending before any court, arbitrator or governmental or regulatory official or office, or, to his knowledge, threatened, against or affecting him which question the validity of this Agreement or any of the Ancillary Agreements, the transactions contemplated hereby or thereby or any action taken or to be taken by him pursuant to this Agreement or any of the Ancillary Agreements, at law or in equity.

                  (k) Except as set forth on Schedule 3.1, to his knowledge he is not an Affiliate of any other Investor.

                  (l) He has adequate means of providing for his current financial needs and foreseeable contingencies and has no need for liquidity of the investment in the Units for an indefinite period of time.

                  (m) He is aware that an investment in the Units involves a number of very significant risks and has carefully read and considered the information set forth herein and in the Company's disclosure schedules annexed hereto, including the risk that the Common Stock is subject to delisting from the Nasdaq SmallCap Market.

                                   ARTICLE IV

                   COVENANTS OF THE COMPANY AND THE INVESTORS
                   ------------------------------------------

         Section 4.1 Further Assurances. The Company and each Investor shall execute and deliver, or cause to be executed and delivered each Ancillary Agreement to be executed and delivered by it or him. The Company shall execute and deliver, or cause to be executed and delivered, all such additional instruments and other documents and shall take such further actions as the Investors may reasonably require to effectuate, carry out and comply with all of the terms of this Agreement, the Ancillary Agreements and the transactions contemplated hereby and thereby.

         Section 4.2 Reservation of Shares; Compliance with Securities Laws. The Company will at all times reserve the appropriate number of shares of Common Stock solely for the purpose of issuance upon exercise of the Warrants and conversion of the Debentures. The Company will file within the required time periods all filings, notices and other documents required by applicable federal and state securities laws in connection with the transactions contemplated by this Agreement.

         Section 4.3 Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Investor shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Investor shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

         Section 4.4 Future Financings. From the date hereof until the date that all Debentures have been fully paid or converted, the Company shall not effect an equity financing (a "Subsequent Financing") at a price per share less than the then applicable Conversion Price (as defined in the Debenture), unless the Company receives the prior written consent for such issuance from the Investors holding at least 51% of the principal balance of the Debenture then outstanding, provided, however, that if Investors holding at least 51% of the principal balance of the Debentures then outstanding do not consent to such Subsequent Financing, the Company may prepay the Debentures on five business days advance written notice by paying to each Debenture holder the outstanding principal, accrued interest and an amount equal to 10% of the principal amount of such Debenture.

         Section 4.5 Inter-Creditor Agreement. Each Investor hereby agrees that the payment of all amounts due under the Debentures shall be shared in proportion to the amount owed to each Investor pursuant to their Debenture. To the extent that any Investor receives a Debenture payment in excess of the payment amount due to such Investor pursuant to such Investor's Debenture, the other Investors shall immediately be notified and such excess amounts shall be paid to such parties on a pro-rata basis. If an Event of Default (as defined in the Debentures) occurs under any Debenture and any Investor collects proceeds pursuant to its rights hereunder and under the Debentures, the other Investors shall be immediately notified and such proceeds shall be shared with the other Investors on a pro-rata basis. To the extent that any Investor receives a payment that is in excess of its pro-rata portion of the payment received by all Investors, such excess payment shall be deemed to be held in trust by such Investor on behalf of the other Investors.

                                    ARTICLE V

                               CLOSING CONDITIONS
                               ------------------

         Section 5.1 Investor Closing Conditions. The obligation of the Investors to consummate the transactions contemplated hereby is subject to satisfaction or waiver of each of the following conditions at or prior to the First Closing and any Subsequent Closing:

                  (a) Secretary's Certificate. The Company shall have delivered to the Investors a certificate of the Secretary of the Company, dated as of the First Closing Date or any Subsequent Closing Date, as applicable, certifying:
(i) the adoption by the Company's Board of Directors of attached resolutions authorizing, among other things, the execution and delivery of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated herein, and (ii) the incumbency and signatures of the officers of the Company executing this Agreement, the Ancillary Agreements and the other agreements and instruments contemplated herein.

                  (b) Certificates. The Company shall have delivered to each Investor certificates evidencing the Warrant and the Debenture acquired by such Investor pursuant to the terms hereof, each duly executed by the appropriate Company officers.

                  (c) Closing Certificate. The Company shall have delivered to the Investors a certificate of an authorized officer of the Company certifying that the representations and warranties of the Company contained in this Agreement and in each certificate or document delivered by the Company to the Investors in connection with the transactions contemplated hereby and thereby are true and correct when made on the date hereof and shall be true and correct in all material respects on and as of the First Closing Date or any Subsequent Closing Date, as applicable, as though made on and as of such date and the Company shall have performed all obligations and complied in all material respects with all agreements, undertakings, covenants and conditions required hereunder or thereunder to be performed by it prior to the First Closing or any Subsequent Closing, as applicable.

                  (d) Opinion of Counsel. The Investors shall have received at the Closings from Jenkens & Gilchrist Parker Chapin LLP, counsel to the Company, a favorable written opinion dated as of the First Closing Date or any Subsequent Closing Date, as applicable, which shall be in the form attached hereto as Exhibit F hereto.

         Section 5.2 Company Closing Conditions for the First Closing. The obligation of the Company to consummate the transactions contemplated hereby at the First Closing is subject to the Company having received payment by wire transfer or check payable to the order of the Company of $350,000 at or prior to the First Closing.

         Section 5.3 Company Closing Conditions for Subsequent Closings. The obligation of the Company to consummate the transactions contemplated hereby at each Subsequent Closing is subject to the satisfaction or waiver of each of the following conditions at or prior to such Subsequent Closing:

                  (a) Payment of Purchase Price. The Company shall have received payment by wire transfer or check payable to the order of the Company for the balance of the Purchased Units being purchased by the Investors.

                  (b) First Closing. The First Closing shall have taken place.

         Section 5.4 Mutual Closing Condition for the First Closing and each Subsequent Closing. The obligation of the Company and the Investors to consummate the transactions contemplated hereby at the First Closing or any Subsequent Closing is subject to the satisfaction or waiver of each of the following conditions at or prior to the First Closing or any Subsequent Closing:

                  (a) Injunctions. There not being in effect any order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits consummation of the transactions contemplated hereby.

                  (b) Last Closing Date. No Closing shall take place after June 25, 2003.

                                   ARTICLE VI

                                   DEFINITIONS
                                   -----------

         Section 6.1 Certain Defined Terms. For all purposes of this Agreement, the following terms shall have the meanings set forth or cross-referenced in this Section 6:

         "Affiliate" means any other person directly or indirectly controlling, controlled by, or under direct or indirect common control with any referenced person and includes without limitation, (a) any Person who is an officer, director, or direct or indirect beneficial holder of at least 5% of the then outstanding capital stock of any referenced Person, and any of the Family Members of any such Person, (b) any Person of which a referenced Person and/or its Affiliates (as defined in clause (a) above), directly or indirectly, either beneficially own(s) at least 5% of the then outstanding equity securities or constitute(s) at least a 5% equity participant, (c) in the case of a specified Person who is an individual, Family Members of such Person, and (d) in the case of the Investors, any entities for which an Investor or any of its Affiliates serve as general partner and/or investment adviser or in a similar capacity, and all mutual funds or other pooled investment vehicles or entities under the control or management of such Investor or the general partner or investment adviser thereof, or any Affiliate of any of them, or any Affiliates of any of the foregoing.

         "Affiliated Group" has the meaning given to it in Section 1504 of the Code, and in addition includes any analogous combined, consolidated, or unitary group, as defined under any applicable state, local, or foreign income Tax law.

         "Ancillary Agreements" means the Warrants, Debentures, the Registration Rights Agreement and any other agreement or document delivered or executed in connection with this Agreement or the transactions contemplated hereby.

         "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Damages" means all damages, losses, claims, demands, actions, causes of action, suits, litigations, arbitrations, liabilities, costs, and expenses, including without limitation court costs and the fees and expenses of counsel and experts.

         "Derivative Securities" means (i) all shares of stock and other securities that are convertible into or exchangeable for shares of Common Stock, and (ii) all options, warrants, and other rights to acquire shares of Common Stock or any class of stock or other security or securities convertible into or exchangeable for shares of Common Stock or any class of stock or other security.

         "Environmental Laws" means, collectively, the Resource Conservation and Recovery Act, CERCLA, the Superfund Amendments and Reauthorization Act of 1986, the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, and any and all state or local statutes, regulations, ordinances, orders, and decrees relating to health, safety, or the environment, each, as the case may be, as amended.

         "Family Members" means, as applied to any individual, any parent, spouse, child, spouse of a child, brother or sister of the individual, and each trust, limited partnership or limited liability company created primarily for the benefit of one or more of such persons and each custodian of a property of one or more such persons and the personal representative or estate of any such persons.

         "Fully Diluted Basis" means that the relevant calculation of the ownership or percentage ownership (as applicable) of any Person of the equity securities of the Company shall be performed as if (i) all Derivative Securities have been exercised or converted, as the case may be, into shares of Common Stock of the Company, and (ii) all shares of preferred stock or any other series of equity securities of the Company shall have been converted into shares of Common Stock of the Company.

         "GAAP" means generally accepted accounting principles in the United States that are (i) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, (ii) applied on a basis consistent with prior periods, and (iii) such that, insofar as the use of accounting principles is pertinent, a certified public accountant could deliver an unqualified opinion with respect to financial statements in which such principles have been properly applied.

         "Liens" means any and all liens, claims, mortgages, security interests, charges, encumbrances, and restrictions on transfer of any kind, except: (i) in the case of references to securities, any of the same arising under applicable securities laws solely by reason of the fact that such securities were issued pursuant to exemptions from registration under such securities laws, (ii) real estate taxes not yet due and payable, and (iii) any lien in favor of any landlord for unpaid rent, additional rent, or other charges, which lien is created by statute or under any lease under which the Company or any of its Subsidiaries is lessee, unless the Company is given written notice of the imposition of any such lien described in this clause (iii).

         "Person" or "person" (regardless of whether capitalized) means any natural person, entity, or association, including without limitation any corporation, partnership, limited liability company, government (or agency or subdivision thereof), trust, joint venture or proprietorship.

         "Registration Rights Agreement" means the Registration Rights Agreement dated as of the First Closing Date or any Subsequent Closing Date, as applicable, by and among the Company and the Investors participating in such closing, in the form attached hereto as Exhibit G.

         "Subsidiary" or "Subsidiaries" means, with respect to any person, any corporation a majority (by number of votes) of the outstanding shares of any class or classes of which are at the time owned by such person or by a Subsidiary of such person, if the holders of the shares of such class or classes
(a) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or persons performing similar functions) of the issuer thereof, even though the right so to vote has been suspended by the happening of such a contingency, or (b) are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the issuer thereof, whether or not the right so to vote exists by reason of the happening of a contingency.

         "Trading Day" means a day on which the Company's Common Stock is able to be traded on the Nasdaq SmallCap Market.

         Section 6.2 Terms Defined Elsewhere. The following terms are defined herein in the sections identified below:

                  Term                               Section
                  ----                               -------

         Aggregate Purchase Price                    1.1
         Agreement                                   Preamble
         Balance Sheet                               2.6
         Closings                                    1.3
         Common Stock                                1.1
         Company                                     Preamble
         Debenture and Debentures                    1.1
         Evaluation Date                             2.24
         Exchange Act                                2.7
         First Closing                               1.3
         First Closing Date                          1.3
         First Investors                             1.3
         Investor                                    Preamble
         Material Adverse Effect                     2.1
         Per Unit Purchase Price                     1.2
         Proprietary Information                     2.17
         Purchased Units                             1.1
         SEC                                         2.7
         SEC Documents                               2.7
         Subsequent Closing                          1.3
         Subsequent Closing Date                     1.3
         Subsequent Investors                        1.3
         Securities Act                              2.7
         Tax                                         2.13
         Warrant                                     1.1
         Warrants                                    1.1


                                   ARTICLE VII

                                  MISCELLANEOUS
                                  -------------

         Section 7.1 Independent Nature of Purchasers' Obligations and Rights. The Company acknowledges each of the following: The obligations of each Investor participating in this transaction are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor. Nothing contained herein or in any other agreement, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a "group" (within the meaning of Sections 13 and 16 of the Exchange Act and any rules promulgated thereunder), in each case with respect to such obligations or the transactions contemplated hereunder. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other agreements relating to this transaction, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. Each Investor has been represented by its own separate legal counsel (or has chosen not to be represented by legal counsel) in its review and negotiation of this agreement and the related transaction documents. The Company has elected to provide various Investors with the same terms and agreements for the convenience of the Company and not because it was required or requested to do so by the Investors.

         Section 7.2 Waivers and Consents. For the purposes of this Agreement and all agreements executed pursuant hereto, no course of dealing between the Company and the Investors and no delay on the part of any party hereto in exercising any rights hereunder or thereunder shall operate as a waiver of the rights hereof or thereof. No provision hereof may be waived except by a written instrument signed by the party so waiving such provision.

         Section 7.3 Governing Law; Jurisdiction; Venue etc. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof. The state and federal courts of the State of New York located in New York County shall have exclusive jurisdiction to hear and determine any claims or disputes between the Investors and the other party or parties hereto pertaining directly or indirectly to this Agreement and all documents, instruments and agreements executed pursuant hereto, or to any matter arising therefrom (unless otherwise expressly provided for therein); the exclusive choice of forum set forth in this Section 7.3 shall not be deemed to preclude the enforcement of any judgment obtained in such forum or the taking of any action to enforce the same in any other appropriate jurisdiction. All of the parties hereto waive all rights to trial by jury in any action or proceeding instituted by any party against any other party arising out of, on or by reason of this Agreement or the documents and transactions contemplated herein.

         Section 7.4 Headings. The descriptive headings in this Agreement have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction or interpretation of any provision thereof or hereof.

         Section 7.5 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute but one and the same document.

         Section 7.6 Notices and Demands. Any notice or demand which is required or provided to be given under this Agreement shall be deemed to have been sufficiently given and received for all purposes when delivered by hand or by telecopy that has been confirmed as received by 5:00 P.M. on a business day, one
(1) business day after being sent by nationally recognized overnight courier or received by telecopy after 5:00 P.M. on any day, or five (5) business days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, to the following addresses:

                  If to the Company:

                                    SmartServ Online, Inc.
                                    One Station Place
                                    Stamford, Connecticut 06902
                                    Attn:   Chief Financial Officer
                                    Facsimile:  (203) 353-5984

                           With a copy to:

                                    SmartServ Online, Inc.
                                    One Station Place
                                    Stamford, Connecticut 06902
                                    Attn:   General Counsel
                                    Facsimile:  (203) 353-5984

                           And:

                                    Jenkens & Gilchrist Parker Chapin LLP
                                    The Chrysler Building
                                    405 Lexington Avenue
                                    New York, New York 10174
                                    Attn:  Michael J. Shef, Esq.
                                    Facsimile:  (212) 704-6288

                  If to the Investors:

                                    To their respective addresses set forth on Exhibit A.

         Section 7.7 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be deemed prohibited or invalid under such applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, and such prohibition or invalidity shall not invalidate the remainder of such provision or the other provisions of this Agreement, provided, however, that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

         Section 7.8 Integration. This Agreement, including the exhibits, documents and instruments referred to herein or therein, constitutes the entire agreement, and supersedes any other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

         Section 7.9 Publicity. The Company and the Investors shall have the right to approve before issuance of any press releases or any other public statements is sought to be made by the other with respect to the transactions contemplated hereby, except for any disclosures required in connection with obtaining any consents to the transactions contemplated by this Agreement. The Company shall have the right to issue any press release or other public statement in connection with the transaction contemplated hereby, excluding the identity of the Investors, without the prior consent of the Investors, but may disclose the identity of the Investors upon prior written consent of the Investors, which shall not be unreasonably withheld. The Company shall also have the right to file this Agreement and the Ancillary Agreements with the SEC under the Securities Act or the Exchange Act if required by such acts or regulations thereunder.

         Section 7.10 Expenses. The Company and the Investors will each bear their own costs and expenses and those of their respective advisors related to the transactions herein contemplated.

         Section 7.11 Assignment. (a) The Company may not assign this Agreement or its rights and obligations hereunder.

                  (b) The rights and obligations hereunder and the Purchased Units (or a component thereof) may be transferred by each of the Investors in its sole discretion at any time, in whole or in part, to (i) any Affiliate(s) or Affiliated Group(s) of the transferor or (ii) with the consent of the Company, which shall not be unreasonably withheld, delayed, or conditioned, any party that is an "accredited investor" (as such term is defined in Rule 501 under the Securities Act), without the consent of any other party thereto.

                  (c) Notwithstanding the other provisions of this Section 7.11, no Person acquiring any Common Stock in a public trade shall receive the benefit of any of the covenants set forth in this Agreement as an assignee thereof.

                  (d) Subject to clause (c) immediately above, any Person acquiring, in a manner permitted by this Agreement, any Units (or components thereof) and/or rights of an Investor under this Agreement shall constitute an Investor for purposes of this Agreement and any reference to an Investor in this Agreement shall also refer to any such Person.

         Section 7.12 Equitable Relief. Each of the parties acknowledges that any breach by such party of his obligations under this Agreement would cause substantial and irreparable damage to one or more of the other parties and that money damages would be an inadequate remedy therefor. Accordingly, each party agrees that the other parties or any of them will be entitled to an injunction, specific performance and/or other equitable relief to prevent the breach of such obligations.

         Section 7.13 Usage. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require. All terms defined in this Agreement in their singular or plural forms have correlative meanings when used herein in their plural or singular forms, respectively.

         Section 7.14 Facsimile Signatures. A facsimile signature on this Agreement or an original signature delivered by facsimile shall be considered the same as an original.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties have caused this Securities Purchase Agreement to be duly executed and delivered as of the day and year first above written. EXECUTION OF THIS AGREEMENT BY ANY INVESTOR SHALL BE DEEMED TO CONSTITUTE EXECUTION OF THE REGISTRATION RIGHTS AGREEMENT BY SUCH INVESTOR.

                             SMARTSERV ONLINE, INC.

                             By:______________________________________
                                  Name:
                                  Title:



INVESTORS:
----------

                                  If an Individual:


                                  -----------------------------------------
                                        Name:

                                  If an entity:

                                  Name of entity:____________________________


                                  By:______________________________________
                                       Name:
                                       Title:

EXHIBIT A
---------

First Investors:
----------------

EXHIBIT A CONTINUED:
--------------------


Subsequent Investors:
---------------------

             Name and Address                     Number of Purchased Units             Aggregate Purchase Price
------------------------------------------- --------------------------------------- ----------------------------------
